

                            THE PARNASSUS INCOME FUND
                              Cross Reference Index

         ITEM                               REFERENCE

Part A.  Information Required in a Prospectus

Item 1.  Cover Page                         Cover Page
Item 2.  Synopsis; Fee Information          Fund Expenses (p.2)
Item 3.  Financial Highlights               Financial Highlights (p.3)
Item 4.  General Description of             Investment Objective (p.5)
         Registrant                         Other Investment Policies (p.10);
                           General Information (p.19)
Item 5.  Management of the Fund             Management (p.13); The Adviser(p.14)
                           General Information (p.19)
Item 6.  Capital Stock and other            Dividends and Taxes (p.17);
         Securities                         How to Purchase Shares (p.14)
                                            Management (p.13)
Item 7.  Purchase of Securities Being       How to Purchase Shares (p.14)
         Offered
Item 8.  Redemption or Repurchase           How to Redeem Shares (p.16)

Item 9.  Legal Proceedings                  Management (p.14)

Part B   Information Required in a Statement of Additional Information

Item 10. Cover Page                         Cover Page (B-1)
Item 11. Table of Contents                  Table of Contents (B-1)
Item 12. General Information & History      General (B-14)
Item 13. Investment Objective & Policies    Investment Objectives
                                & Policies (B-2)
Item 14. Management of the Registrant       Management (B-8)
Item 15. Control Person & Principal         Control Persons (B-9)
              Holders of Securities
Item 16. Investment Advisory & Other        The Adviser (B-11)
              Services
Item 17. Brokerage Allocation & Other       The Adviser (B-11); Portfolio
              Practices                     Transactions and Brokerage (B-11)
Item 18. Capital Stock & Other Securities   General (B-14)
Item 19. Purchase, Redemption & Pricing     Net Asset Value (B-13)
              of Securities Being Offered
Item 20. Tax Status                         Prospectus (p.17)
Item 21. Underwriters                       Portfolio Transactions and
                                            Brokerage (B-11)
Item 22. Calculation of Performance Data    Performance Advertising and
                                            Calculation of Total Return
                                            and Yield (B-10); Yield of
                                            Fixed-Income and California
                                            Tax-Exempt Portfolio (B-10);
                                            Effective Yield (B-10)
Item 23. Financial Statements               Financial Statements (B-15)

THE PARNASSUS INCOME FUND

PROSPECTUS-MAY 1, 1997 AS REVISED JUNE 23, 1997


   The Parnassus Income Fund (the "Fund") is a "no load," diversified, open-end series management investment company managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Fund's investments for all portfolios according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

   The Fund has three portfolios. The Balanced Portfolio invests in both stocks and bonds and its investment objective is both current income and capital gains. The Fixed-Income Portfolio invests primarily in bonds and other fixed-income investments and its investment objective is current income and preservation of capital. The California Tax-Exempt Portfolio (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income taxes consistent with prudent investment management.

   This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information (SAI) dated May 1, 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling the Fund at (800) 999-3505.


TABLE OF CONTENTS
-------------------------------------------------------------------------------
Fund Expenses                        2     Management                        13
Financial Highlights                 3     The Adviser                       14
The Legend of Mt. Parnassus          4     How to Purchase Shares            14
Investment Objective and Policies    5     How to Redeem Shares              16
Other Investment Policies           10     Dividends and Taxes               17
Performance Information             11     General Information               19

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

   SHAREHOLDER TRANSACTION EXPENSES
   -----------------------------------------------------------------------------
                                                                      CALIFORNIA
                                             BALANCED   FIXED-INCOME  TAX-EXEMPT
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
   -----------------------------------------------------------------------------
   Maximum Sales load Imposed on Purchases
       (as a percentage of offering price)     None         None         None
   Redemption Fees                             None         None         None


   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   ----------------------------------------------------------------------------
   Management Fees (after fee waiver)           0.50%       0.10%        0.20%
   12b-1 Fees                                   None        None         None
   Other expenses (after expense reimbursement) 0.65%       0.83%        0.51%
   Total Fund Operating Expenses                1.15%*      0.93%*       0.71%*


   The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


                    ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                    --------  -----------  ----------  ---------
   Balanced Portfolio                 $12        $37          $63        $140
   Fixed-income Portfolio               9         30           51         114
   California Tax-Exempt Portfolio      7         23           40          88

   The expenses shown above are cumulative--not ones you pay every year. For example, the $140 figure for ten years with the Balanced Portfolio is not the annual expense, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

   From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. See page B-11 of the SAI for more information. Since this happens on an irregular basis, the effect on the expense ratios cannot be calculated with any degree of certainty.


   * The Fund compensates Parnassus Investments for its services as Transfer Agent and Accounting Agent in the form of fixed fees, which are not based upon a percentage of the average net assets of the Fund. The Adviser has agreed to reduce its management fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Balanced Portfolio and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Portfolios. For 1996, Parnassus Investments reduced its fees and reimbursed expenses so that the expense ratios were even lower than these limits. Had there been no expense reimbursement or fee waiver, total expense ratios for the Balanced, Fixed-Income and California Tax-Exempt Portfolios would have been 1.40%, 1.33% and 1.00% respectively.



FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
   Selected data for each share of capital stock outstanding,  total return and ratios/supplemental data the years ended December 31, 1996,  1995,  1994, 1993 and seven month period ended December 31, 1992 are as follows:
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $19.58         $15.70         $17.46         $16.17         $0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.98           0.88           0.80           1.20          0.17
   Net realized and unrealized gain
               (loss) on securities           0.37           3.93          (1.75)          1.36         16.15
                                             -----          -----          -----          -----         -----
     Total from investment operations         1.35           4.81          (0.95)          2.56         16.32
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
   Dividends from net investment income      (0.97)         (0.90)         (0.81)         (1.21)        (0.15)
   Distributions from net realized gain
                       on securities         (1.40)         (0.03)          0.00          (0.06)         0.00
                                             -----          -----          -----          -----         -----
    Total distributions                      (2.37)         (0.93)         (0.81)         (1.27)        (0.15)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $18.56         $19.58         $15.70          $17.46       $16.17
                                             -----          -----          -----          ------        -----
TOTAL RETURN *                               7.09%          31.13%        (5.39%)         15.91%        8.58%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
                 assets (actual)**           0.80%           0.72%         0.83%           0.81%        0.00%
  Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                0.60%           0.82%         0.88%           1.24%        1.14%
  Ratio of net investment income to
     average net assets                      4.56%           4.76%         5.15%           4.94%        2.44%
   Portfolio turnover rate                  47.80%          15.36%         6.50%          33.40%       23.54%
Average commission per share***             $0.069            .-             .-             .-            .-
Net assets, end of period (000's)          $33,362         $26,779       $17,087         $11,542       $3,241


-------------------------------------------------------------------------------------------------------------
Fixed-Income Portfolio                       1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $15.73         $13.79         $15.89         $15.33         $0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.92           0.95           1.02           1.03          0.36
   Net realized and unrealized gain
     (loss) on securities                    (0.31)          1.95          (2.08)          0.57         15.32
                                             -----          -----          -----          -----         -----
     Total from investment operations         0.61           2.90          (1.06)          1.60         15.68
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
  Dividends from net investment income       (0.91)         (0.96)         (1.04)         (1.03)        (0.35)
  Distributions from net realized
    gain on securities                        0.00           0.00           0.00          (0.01)         0.00
                                             -----          -----          -----          -----         -----
    Total distributions                      (0.91)         (0.96)         (1.04)         (1.04)        (0.35)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $15.43         $15.73         $13.79         $15.89        $15.33
                                             -----          -----          -----          -----         -----
TOTAL RETURN *                               4.08%         21.58%         (6.76%)        10.59%         2.87%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net
     assets (actual)**                       0.83%          0.90%          0.81%          0.68%         0.00%
   Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                0.50%          0.73%          0.98%          1.00%         1.18%
   Ratio of net investment income to
     average net assets                      5.98%          6.20%          7.00%          6.43%         3.20%
   Portfolio turnover rate                   2.80%         12.10%          5.20%         10.90%        15.29%
Net assets, end of period (000's)           $8,384         $6,585         $4,545         $4,160        $2,093


-------------------------------------------------------------------------------------------------------------
California Tax-Exempt Portfolio              1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $16.06         $14.28         $16.10         $15.06        $ 0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.80           0.82           0.80           0.77          0.19
   Net realized and unrealized gain
     (loss) on securities                    (0.06)          1.78          (1.81)          1.16         15.05
                                             -----          -----          -----          -----         -----
     Total from investment operations         0.74           2.60          (1.01)          1.93         15.24
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
   Dividends from net investment income      (0.78)         (0.82)         (0.81)         (0.78)        (0.18)
   Distributions from net realized
          gain on securities                  0.00           0.00           0.00          (0.11)         0.00
                                             -----          -----          -----          -----         -----
        Total distributions                  (0.78)         (0.82)         (0.81)         (0.89)        (0.18)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $16.02         $16.06         $14.28         $16.10        $15.06
                                             -----          -----          -----          -----         -----
TOTAL RETURN *                                4.78%         18.60%        (6.36%)         13.03%         1.70%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net
     assets (actual)**                        0.54%          0.50%          0.39%          0.48%         0.00%
   Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                 0.46%          0.69%          0.87%          0.99%         2.10%
   Ratio of net investment income to
     average net assets                       4.96%          5.30%          5.37%          4.89%         2.10%
   Portfolio turnover rate                    0.00%         13.10%         12.00%         20.46%         0.00%
Net assets, end of period (000's)            $5,835         $4,483         $3,902         $3,256        $1,061


*   1992 ratios relfect returns for seven months of operation and are not annualized.

** Parnassus Investments has agreed to a 1.25% limit on expenses for the Balanced Portfolio and 1% for the Fixed-Income and California Tax-Exempt Portfolios (See Note 5 for details). Certain fees were waived for years for the years ended December 31, 1996,1995, 1994 and 1993. All expenses were waived for the seven-month period ended December 31, 1992; therefore, the actual ratio of expenses to average net assets for each portfolio was 0%.

*** Average commission rate is calculated for the periods beginning January 1, 1996 and applies only to portfolios with equity holdings.



Note: This information is taken from audited financial statements that were published in the Fund's annual reports and was audited by Deloitte & Touche LLP.


THE LEGEND OF MT. PARNASSUS
--------------------------------------------------------------------------------
   Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

   Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

   The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When


Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

   There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

   The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

SOCIAL POLICY

   The Adviser will look for certain social policies in the companies in which it invests. These social policies are: (1) treating employees fairly (2) sound environmental protection policies (3) a good equal employment opportunity policy
(4) quality products and services (5) sensitivity to the communities where they operate and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser will make value judgements in deciding which companies best meet the criteria. The Adviser will also consider social factors other than these six (as discussed under the investment objectives of each of the three portfolios).

   Although the Fund will emphasize positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

   The social criteria of the Parnassus Income Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still provide a competitive rate of return.


BALANCED PORTFOLIO

   The primary objective of the Balanced Portfolio is current income and capital preservation. Capital appreciation is a secondary objective. The Fund will try to achieve this objective by investing in a diversified portfolio of fixed-income and equity securities. There is no predetermined allocation of assets for the Balanced Portfolio. The Adviser will determine the mix of investments depending upon its view of the economic outlook and market conditions. This portfolio will, however, maintain at least 25% of its assets in fixed-income securities at all times.

   The Balanced Portfolio may invest in both common and preferred stocks as well as securities that are convertible into these instruments. A common stock issue selected for this portfolio, however, must pay a dividend at least equal to that paid by the average stock in the S&P 500. Issuers of equity securities must meet the social criteria stated in this prospectus.

   The Balanced Portfolio will have the same criteria for its fixed-income investments as the Fixed-income Portfolio. For details, see the description of the Fixed-income Portfolio below.

   The Balanced Portfolio may also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, this portfolio may lend money at below market interest rates. Generally speaking, there will be no secondary market for these loans and thus, there will be no liquidity for these investments. Although the Fund may make concessions on interest rate and liquidity, no concessions will be made on standards of creditworthiness. In general, the Fund will work with community organizations that have had a successful record in making these kinds of loans.



RISK FACTORS

   As with all investments, there are a number of risk factors associated with the Balanced Portfolio. The equity portion of the Balanced Portfolio poses a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. There are also risks associated with the economic cycle (e.g. a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Balanced Portfolio will invest only in stocks that pay a dividend, the equity portion of the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

   With preferred stock and higher-yielding common stocks such as utilities, a major risk will be increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-income Portfolio. The discussion of risk factors in that section also applies to the fixed- income portion of the Balanced Portfolio.

   There are also special risks involved with community development loans which may comprise as much as 10% of this portfolio. These loans do not have liquidity and community loan funds don't have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of loans. In fact, one of the social objectives of the Parnassus Income Fund is to establish a publicly available track record for community development loans.



FIXED-INCOME PORTFOLIO

   The investment objective of the Fixed-income Portfolio is a high level of current income consistent with safety and capital preservation. The Adviser will try to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. "Investment grade" means receiving a rating within the four highest categories as determined by a nationally-recognized rating service such as Standard and Poor's Corporation or Moody's Investors Service. Securities in the lowest of these four categories are considered in-vestment grade, but they may have speculative elements about them. The Fixed-Income Portfolio will have at least 65% of its net assets in securities rated "A" or better. See the Appendix in the Statement of Additional Information for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

   The fixed-income securities may be long-term, intermediate-term or short-term or any combination thereof, depending on market conditions. They may also have floating or variable interest rates. Securities in this Portfolio may include preferred stock, convertible preferred stock and convertible bonds.

   The Fixed-income Portfolio will invest only in investment grade securities. We will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the yield may not be as high as it otherwise might be.

   One of the social objectives of this portfolio is long-term support for housing. In this regard, the Fund expects that a substantial portion of the Fixed-income Portfolio will be invested in obligations of the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal National Mortgage
Association  (FNMA  or  "Fannie  Mae")  and  the  Government  National  Mortgage
Association (GNMA or "Ginnie Mae"). Other fixed-income securities that the Adviser may choose from that have a positive social impact include obligations of the Student Loan Marketing Association (higher education) and the Federal Farm Credit System (family farms). This Portfolio may also invest up to 10% of its assets in community development loan funds. See the section on the Balanced Portfolio for details.



RISK FACTORS

   The Adviser anticipates that the Fixed-income Portfolio's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this portfolio will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will go down and as interest rates drop, the NAV of this Portfolio will go up. The Fixed-income Portfolio is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Portfolio may also be affected by things other than interest rates such as credit risk and general market factors.



CALIFORNIA TAX-EXEMPT PORTFOLIO

   The investment objective of the California Tax-Exempt Portfolio is to provide high current income exempt from both federal and California personal income tax while choosing a portfolio that will have a positive social and environmental impact. The Adviser will pursue this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Portfolio is for California residents only. David Pogran is the portfolio manager for the California Tax-Exempt Portfolio.

   The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax- exempt, it may be treated as a tax preference item for taxpayers subject to the alternative minimum tax. The California Tax-Exempt Portfolio will minimize its investment in such bonds and no more than 20% of the Portfolio's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

   The Portfolio may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Portfolio may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature. For temporary purposes, the Portfolio may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax exempt money market funds") but the Portfolio will put no more than 5% of its assets into any one fund.

   Normally, the Portfolio will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions.

   The California Tax-Exempt Portfolio will contain only investment grade securities, i.e. those that have been rated at the time of purchase in one of the four highest categories by Moody's, Standard & Poor's Corporation or Fitch Investors Service, or if unrated, being similar in quality, in the Adviser's opinion, to the top four categories. These are considered "investment grade" securities although bonds in the fourth highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the Statement of Additional Information contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Portfolio will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on an issue held by the Portfolio falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of a specific security, but it will not necessarily result in an automatic sale of that security. The Portfolio does, however, have an operating policy that no more than 5% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the California Tax-Exempt Portfolio will emphasize safety and avoid junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

   Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Portfolio will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

   Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Portfolio will apply the social criteria listed under the "Social Policy" heading in this Prospectus.

   In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration in a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the relevant factors and make a determination if a given security meets the Fund's social criteria.

   As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Portfolio will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the California Tax-Exempt Portfolio).

   Under normal circumstances, the California Tax-Exempt Portfolio intends to invest 100% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Port-folio will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation . As an operating policy, the Portfolio will invest at least 65 % of its assets in California municipal obligations. Usually, the Portfolio will substantially exceed these minimum requirements, but the Portfolio may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.




RISK FACTORS


     Since the California Tax-Exempt Portfolio will invest primarily in California municipal securities, there are special risks involved because of recent changes in the State constitution and other laws that raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of municipal securities. From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch. As of June 30, 1996, the economic recovery that began in late 1993 has helped eliminate the State's budget deficit. In 1996, S&P and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1996-1997 and 1997-1998 are balanced as proposed. However, these proposed budgets are based on revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could materialize.

   The Portfolio will invest in securities with maturities of more than one year and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Portfolio will be adjusted accordingly. Since the value of debt obligations typically varies inversely with changes in interest rates, the net asset value per share (NAV) of the Portfolio will also fluctuate in this manner. As interest rates go up, the NAV will go down and as interest rates drop, the NAV will go up. The California Tax-Exempt Portfolio is intended for investors who can accept the fact that there will be principal fluctuations. (See the Statement of Additional Information for a further discussion of risk factors involved with investing in California tax-exempt securities.)


OTHER INVESTMENT POLICIES
--------------------------------------------------------------------------------
   Under normal circumstances, each portfolio of the Fund will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of Fund shares or portfolio securities, all or part of the assets may be invested in money market instruments or in repurchase agreements. In these situations, the Fund's portfolios will not be following their investment objectives.

   Repurchase agreements involve the purchase by the Fund of debt securities and their resale at an agreed-upon price. In order to minimize risk, the Fund will enter into repurchase agreements only with recognized securities dealers and banks that present minimal credit risk and, in all instances, the agreements will be collateralized by U.S. Government securities with a value equal to the total repurchase price. Repurchase agreements are always for periods of less than one year and no more than 5% of a portfolio's assets may be invested in repurchase agreements.

   The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. An operating policy of the Fund or a Portfolio is one that can be changed by the Board of Trustees. Each investment policy set forth in this Prospectus is fundamental unless specifically described as an operating policy. The investment objective of each portfolio is a fundamental policy as are restrictions that provide that each portfolio may not: (i) with respect to 75% of a portfolio's net assets, invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);
(ii) with respect to 75% of a portfolio's net assets, purchase more than 10% of the outstanding voting securities or of any class of securities of any issuer;
(iii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iv) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of each portfolio's total assets. (A portfolio may not make additional investments while any borrowings are outstanding.) It is possible for the Fund to make limited investments in the securities of other investment companies. See the Statement of Additional Information for more details on the Fund's investment restrictions.

   An operating (although not fundamental) policy of the Fund is that it should not make an investment if, thereafter, more than 15% of a portfolio's net assets would be illiquid. If the Fund finds itself with more than 15% of a portfolio's net assets so invested, it will take action to bring the portfolio's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e. those which cannot be freely sold for legal reasons (which the Fund does not expect to own); (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) re-purchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

YIELD OF PORTFOLIOS

   From time to time, the Balanced, the Fixed-income and the California Tax-Exempt Portfolios may advertise their yields including current yield, effective yield and tax equivalent yield. Current yield refers to the income generated by an investment over a specific time period which is then annualized (i.e. the amount of income generated during a seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the principal). Effective yield is calculated in a similar manner, but when annualized, the income earned from the investment is assumed to be reinvested. Effective yield differs from current yield because of the compounding effect of reinvestment.

   The California Tax-Exempt Portfolio may also advertise its tax equivalent yield. The Portfolio calculates this by taking the tax-exempt current (or effective) yield and dividing it by one minus the maximum income tax rate for California residents (both federal and state) and adding it to that portion (if any) of the Portfolio's yield that is not tax-exempt.

TOTAL RETURN

   The Balanced Portfolio, the Fixed-income Portfolio and the California Tax-Exempt Portfolio may each advertise "total return." Total return refers to the total change in value of an investment in the portfolio over a specific time period. It differs from yield in that yield figures measure only the income component of the Portfolio's investments while total return measures both income and any change in principal (net asset value). For more information on how we calculate yield and total return, please see the Statement of Additional Information.

   Total return is historical in nature and is not intended to indicate future performance. The Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five and ten-year periods, or for the life of the Portfolio, if shorter.



COMPARISON OF FUND PORTFOLIOS

   The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 stock index or non-market indices or averages of mutual fund industry groups.

   The Fund may quote its performance rankings and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expenses reimbursements.

   All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their orginal cost.


PERFORMANCE  FIGURES
----------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------
                                                  BALANCED          FIXED-INCOME     CALIFORNIA TAX-EXEMPT
FOR PERIODS ENDING DECEMBER 31, 1996              PORTFOLIO           PORTFOLIO            PORTFOLIO
----------------------------------------------------------------------------------------------------------
One Year                                         7.09%                  4.08%                4.78%
Three Years                                      9.93%                  5.67%                5.18%
Life of Fund (date of inception was 9/1/92)     12.59%                  7.03%                6.94%


   The  Fund's  annual  report  contains  additional   performance   information
including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.


MANAGEMENT
--------------------------------------------------------------------------------
   The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and officers are listed below together with their principal occupations during at least the past five years.

   Jerome L. Dodson*, President and Trustee, is also President of the Parnassus Fund and of Parnassus Investments, the Adviser. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings of America. From 1982 to 1984, he was President and Trustee of Working Assets Money Fund and he also served as a Trustee from 1988 through 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration. Mr. Dodson is the portfolio manager for both the Balanced Portfolio and the Fixed-Income Portfolio.

   Herbert A. Houston, Trustee, is the Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California.


   Howard M. Shapiro, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is a Trustee of the Portland Art Museum, and President of the Portland Housing Authority. He has also served as a Director of the Social Investment Forum. Mr. Shapiro is a graduate of the University of Washington. He is no relation to Joan Shapiro.

   Joan Shapiro, Trustee, is Executive Vice President of The South Shore Bank of Chicago. She is a former President of The Social Investment Forum, the national trade association of the social investment movement. She is also a Director of the New Israel Fund and a Governor of International House at the University of Chicago. She is a graduate of Cornell University. Ms. Shapiro is no relation to Howard Shapiro.

   Howard Fong, Vice President and Treasurer, is also Vice President of the Parnassus Fund and of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined the Parnassus Fund in 1988. Mr. Fong graduated from San Francisco State University with a degree in business administration .


   Richard D. Silberman, Secretary, is an attorney specializing in business law. He has been general counsel to the Parnassus Income Fund since its inception. He holds bachelor's degrees in business administration and law from the University of Wisconsin and a Master of Laws from Stanford University. He is a member of both the Wisconsin and California Bars.

   David Pogran, Portfolio Manager, has managed the California Tax Exempt Portfolio since its inception in September 1992. He has been director of research at Parnassus Investments, since 1989. He received his MBA from the University of California at Berkeley, and his undergraduate studies were at the University of Wisconsin at Madison. Prior to receiving his MBA, David spent eight years in retail management.

   *Denotes  "interested  trustee" as defined in the  Investment  Company Act of
1940

THE ADVISER
--------------------------------------------------------------------------------

   Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to the Fund subject to the control of the Fund's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Fund's portfolios. The Adviser has been the investment manager of the Parnassus Fund since 1985 and the Parnassus Income Fund since 1992.

   For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") be-tween the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each portfolio's average daily net assets; the Balanced Portfolio, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-income Portfolio and the California Tax-Exempt Portfolio, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

   In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-11 of the SAI for more information on brokerage and portfolio transactions.


Pending Legal Proceedings

         On May 28, 1997, the Securities and Exchange Commission instituted public administrative and cease-and-desist proceedings, In the Matter of Parnassus Investments, Jerome L. Dodson, Marilyn M. Chou, and David L. Gibson, (Admin. Proc. File No. 3-9317)(the "Order"), alleging that the Adviser, Jerome
L. Dodson ("Dodson"), and two other named individuals, a current and former Trustee of the Parnassus Fund, caused and willfully aided and abetted violations of Rule 22c-1 under the Investment Company Act of 1940 ("ICA") in connection with the pricing of Margaux, Inc. securities from December 1990 through January 1993. In addition, the Order alleges that Dodson and the Adviser caused and willfully aided and abetted violations of Sections 13(a)(3) and 21(a) of the ICA in connection with an alleged loan in violation of the Parnassus Fund's fundamental policies.

         The Order also charges that between January 1989 and June 1995 the Adviser willfully violated Section 17(e)(1) of the ICA in connection with the receipt of so-called "soft-dollar" credits and that Dodson caused and willfully aided and abetted the alleged violation. Additionally, the Order charges that the Adviser and Dodson willfully failed to disclose the Adviser's soft dollar arrangements on Form ADV in violation of the Investment Advisers Act of 1940, as amended.

         The Adviser, Dodson and each of the other named individuals believe that there is no basis for the charges and intend to vigorously contest them.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

DIRECT PURCHASE OF SHARES

   To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Fund. It should be sent to the Fund at the following address.

                            The Parnassus Income Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

   An initial investment must be at least $2,000 except for certain employee benefit plans or tax qualified retirement plans (e.g. IRA, SEP) and accounts opened pursuant to the Uniform Gift to Minor's Act (UGMA) which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. If received before 1:00 p.m. San Francisco time, the investment will be processed at the net asset value calculated on the same business day it is received. If the investment is received after 1:00 p.m. San Francisco time, it will be processed the next business day.



OTHER INFORMATION

     The Fund also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA and SEP plans. Information about these plans is available from the Distributor.


     The minimum initial investment in the Fund is $2,000 and the minimum subsequent investment is $50, except for retirement plans, UGMA accounts, and Parnassus Automatic Investment Accounts (PAIP) which have a $500 minimum. The distributor reserves the right to reject any order.

     There is no sales charge for any portfolio of the Fund, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares on their behalf by an investment adviser, a brokerage firm or other financial institution.


PURCHASES VIA PARNASSUS AUTOMATIC INVESTMENT PLAN (PAIP)

     After making an initial investment to open an account ($500 minimum), a shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging."

NET ASSET VALUE


   The Fund's net asset value per share is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The net asset value may not be determined on any day that there are no transactions in shares of the Fund.

   The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


   You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund. To sell your shares to the Fund (that is, to redeem your shares), you must send your instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application form states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually re-quire an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

   If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Fund to determine that the purchase check will be honored.

   EXCHANGE PRIVILEGES. The proceeds of a redemption of shares from a portfolio of the Fund can be used to purchase shares of another portfolio of the Fund. The proceeds of a redemption of shares from the Fund can also be used to purchase shares of the Parnassus Fund, but if no sales charge was paid on the shares being redeemed from the Income Fund, those shares will be subject to a sales charge when they are invested into the Parnassus Fund. If shares are redeemed from the Parnassus Fund and invested in the Income Fund, there will be no additional sales charge if those shares are transferred back into the Parnassus Fund.

   There is no limit on the number of or dollar amount of exchanges. The Fund reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

   TELEPHONE TRANSFERS. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds (e.g. The Parnassus Fund). Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to un-authorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

   REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption order. This will be done at the net asset value determined as of the close of business on the business day preceding the sending of such notice of redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

   The Balanced Portfolio normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-income Portfolio and the California Tax Exempt Portfolio normally declare and pay income dividends on a monthly basis. Dividends from long-term capital gains ("capital gains dividends") are paid once a year (usually in mid-December) for all portfolios of the Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.


TAXATION OF THE FUND

   By paying out substantially all its net investment income (among other things), the Fund believes it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay income taxes on either its net investment income or on its capital gains. Instead, each shareholder will be responsible for his or her own taxes.

TAXATION OF SHAREHOLDERS

   For the Balanced Portfolio and the Fixed-income Portfolio, all dividends from net investment income together with distribution of short-term capital gains
(collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gains dividends") are taxable as such to shareholders. Tax-exempt shareholders, of course, will not be required to pay taxes on any amount paid to them. (This includes IRAs and other tax-deferred retirement accounts.) Annually, shareholders will receive on Form 1099 the dollar amount and tax status of all dividends received.

   The Fund may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.

   To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction--only corporations.




CALIFORNIA TAX-EXEMPT PORTFOLIO

   This Portfolio is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

   Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Portfolio have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the long-term capital gains dividends received on such shares.
   The Portfolio will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

GENERAL INFORMATION
--------------------------------------------------------------------------------

   The Fund was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. In matters pertaining to only one series of the Trust (i.e. one Portfolio), only holders of that series are entitled to vote, so matters that require the approval of outstanding shares must be approved by the holders of a majority of each series that will be affected by the matter. On issues related to the Fund as a whole, specifically including election of Trustees and ratification of the Fund's principal underwriter and selection of the Fund's independent public accountants, holders of all series will vote. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicant, mail at the applicants' expense the applicant's communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

   Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105 has been selected as the Fund's independent auditors.

   Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

   Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

http://networth.quicken.com/parnassus















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